PROXY STATEMENT PURSUANT TO SECTION 14 (a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant Filed by a Party other than the Registrant	[X] [ ]

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[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[   ]   Soliciting Materials under Rule 14a-12

Dreyfus California Tax Exempt Bond Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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YOUR SHAREHOLDER MEETING WAS ADJOURNED!

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Dear Shareholder:

We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of Dreyfus Premier California Municipal Bond Fund, scheduled for September 8, 2004. We want to thank you if you have already taken the time to vote. In case you haven’t voted, we have included another proxy card and postage-paid return envelope for your convenience. We encourage you to utilize one of the following options TODAY for recording your vote promptly:

1.	Vote by Telephone. You may cast your vote by telephone 24 hours a day by calling the toll free number listed on the enclosed proxy card. Please have the 12-digit control number found on your proxy card ready when prompted.

2.	Vote by Internet. You may cast your vote via the Internet 24 hours a day by logging on to www.proxyweb.com. Please have the 12-digit control number found on your proxy card ready when prompted.

You may also cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

For the reasons set forth in the proxy materials previously delivered to you, THE FUND’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF FUND SHAREHOLDERS.

YOUR SHAREHOLDER MEETING WAS ADJOURNED!

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Dear Shareholder:

We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of Dreyfus Premier California Municipal Bond Fund, scheduled for September 8, 2004. We want to thank you if you have already taken the time to vote. In case you haven’t voted, we have included another proxy card and postage-paid return envelope for your convenience. We encourage you to utilize one of the following options TODAY for recording your vote promptly:

1.	Vote by Telephone. You may cast your vote by telephone 24 hours a day by calling the toll free number listed on the enclosed proxy card. Please have the 14-digit control number found on your proxy card ready when prompted.

2.	Vote by Internet. You may cast your vote via the Internet 24 hours a day by logging on to www.proxyweb.com. Please have the 14-digit control number found on your proxy card ready when prompted.

You may also cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

For the reasons set forth in the proxy materials previously delivered to you, THE FUND’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF FUND SHAREHOLDERS.